Secured Note Payable	3 Months Ended
Mar. 31, 2018
Debt Disclosure [Abstract]
Secured Note Payable

Note 11 – Secured Note Payable

On March 27, 2018, the Company entered into a Secured Promissory Note (the “Secured Note”) with Tech Capital, LLC (“Tech Capital”) for a principal amount of $1,187,000. As of March 31, 2018, the principal balance of the Secured Note was approximately $1,187,000. The Company used these proceeds to repay the Company’s 11% unsecured promissory notes issued pursuant to the Note and Warrant Agreement dated June 3, 2016 (see Note 13 below).

The Secured Note has a maturity date of April 1, 2023. The unpaid principal balance accrues interest at a rate of 8% per annum. Principal and interest payments are due on the first day of each month commencing on May 1, 2018. The Secured Note is subject to the terms and conditions of and is secured by security interests granted by the Company in favor of Tech Capital under the Loan and Security Agreement between the Company and Tech Capital, dated August 16, 2017 and all of the riders and amendments thereto (the “Loan Agreement”) (see Note 12 below). An event of default under such Loan Agreement shall be an event of default under the Secured Note, and vice versa. In the event the principal balance under the Loan Agreement is due, all amounts due under the Secured Note shall also be due.

Debt issuance costs of approximately $6,000 were recognized as interest expense on the condensed consolidated statement of operations and comprehensive loss for the three months ended March 31, 2018.